UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2005


                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                       000-50221                88-0462762
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)


Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland       20852-4821
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (301) 984-1566

                                 Not Applicable
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      (a) On December 30, 2004 and January 21, 2005, the Registrant sold 1,239,542 and 3,109,935 shares of Common Stock, $.001 par value, respectively.

      (b) The Registrant did not publicly offer any Securities. It conducted a private placement to its existing Class A and Class B warrantholders.

      (c) The Company issued 1,239,542 shares for $101,000 and 3,109,035 Shares for $253,500. In addition, for each $10,000 invested an investor exchanged 135,136 Class A Warrants and 135,136 Class B Warrants that comprised one Unit in the Registrant's 2004 Private Placement. There were no underwriting discounts and commissions paid.

      (d) The Registrant relied on Section 4(6) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as all investors were accredited investors.

      (e)   Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b) On January 24, 2005, Bert Wasserman, a director of the Registrant, resigned for personal reasons.

      (d) (1) On January 24, 2005, the Registrant elected Philip Gross and Robert Rubin directors of the Registrant.

            (2) These are no arrangements on understandings between the Registrant and either Mr. Gross or Mr. Rubin.

            (3) Messrs. Gross and Rubin were both named to the Audit Committee with Mr. Gross as Chairman and Mr. Gross was also named to the Compensation Committee.

            (4) These are no related party transactions between the Registrant and either Mr. Gross or Mr. Rubin.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.                None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INFORMEDIX HOLDINGS, INC.


Date:   January 26, 2005                     By: /s/ Bruce A. Kehr
                                                 -----------------
                                             Bruce A. Kehr
                                             Chief Executive Officer